SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 25, 2005
                                                --------------------------------

Commission         Registrant, State of Incorporation,        I.R.S. Employer
File Number        Address and Telephone Number               Identification No.

1-3526             The Southern Company                       58-0690070
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000

1-3164             Alabama Power Company                      63-0004250
                   (An Alabama Corporation)
                   600 North 18th Street
                   Birmingham, Alabama 35291
                   (205) 257-1000

1-6468             Georgia Power Company                      58-0257110
                   (A Georgia Corporation)
                   241 Ralph McGill Boulevard, N.E.
                   Atlanta, Georgia 30308
                   (404) 506-6526

0-2429             Gulf Power Company                         59-0276810
                   (A Maine Corporation)
                   One Energy Place
                   Pensacola, Florida 32520
                   (850) 444-6111

001-11229          Mississippi Power Company                  64-0205820
                   (A Mississippi Corporation)
                   2992 West Beach
                   Gulfport, Mississippi 39501
                   (228) 864-1211

1-5072             Savannah Electric and Power Company        58-0418070
                   (A Georgia Corporation)
                   600 East Bay Street
                   Savannah, Georgia 31401
                   (912) 644-7171

333-98553          Southern Power Company                     58-2598670
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is furnished separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power

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Company, Mississippi Power Company, Savannah Electric and Power Company and
Southern Power Company. Information contained herein relating to each registrant is furnished by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.        Results of Operations and Financial Condition.

         The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On October 25, 2005, The Southern Company issued a press release regarding its earnings for the periods ended September 30, 2005. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the three months and nine months ended September 30, 2005 is being furnished as Exhibits 99.02 through 99.06 to this Current Report on Form 8-K.

                       Use of Non-GAAP Financial Measures

         In exhibits 99.01 and 99.05 attached to this Current Report on Form 8-K, Southern Company, in addition to presenting kilowatt-hour sales information for the three months and nine months ended September 30, 2004, as reported in accordance with accounting principles generally accepted in the U.S. ("GAAP"), has also provided adjusted kilowatt-hour sales information for the three months and nine months ended September 30, 2004. In 2005, certain Georgia Power Company industrial customers were reclassified from industrial to commercial to be consistent with the rate structure approved by the Georgia Public Service Commission. The adjusted kilowatt-hour sales information reclassifies 2004 kilowatt-hour sales for commercial and industrial customers to be consistent with the presentation for the three months and nine months ended September 30, 2005. Southern Company believes that the adjusted kilowatt-hour sales information is useful to investors because it provides investors with more consistent information for purposes of comparing 2004 and 2005 kilowatt-hour sales performance. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP.

                                    Exhibits

         The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Accordingly, this report is also being furnished on behalf of each such registrant.

         The following exhibits relate to the periods ended September 30, 2005:

Exhibit 99.01         Press Release.

Exhibit 99.02         Financial Highlights.

Exhibit 99.03         Significant Factors Impacting EPS.

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Exhibit 99.04         Analysis of Consolidated Earnings.

Exhibit 99.05         Kilowatt-Hour Sales.

Exhibit 99.06         Financial Overview.



                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     October 25, 2005            THE SOUTHERN COMPANY



                                      By    /s/W. Dean Hudson
                                             W. Dean Hudson
                                               Comptroller


                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY
                                      SOUTHERN POWER COMPANY



                                      By    /s/Wayne Boston
                                             Wayne Boston
                                          Assistant Secretary